                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-83728 and No. 333-53349) and Form S-3 (No. 333-47113) of UTILX Corporation of our report dated May 18, 1999 relating to the financial statements and financial statement schedules, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Seattle, WA
June 22, 1999